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                                                                   EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 11, 1998 included in the Blue Wave Systems Inc. Form 10-K for the year ended June 30, 1998, and to all references to our firm included in this Registration Statement or made a part of this Registration Statement on Form S-8.

ARTHUR ANDERSEN LLP

Dallas, Texas
December 17, 1998